                                                                    Exhibit 3.87

                                  FORM B C A-47

            BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ
                 CAREFULLY THE INSTRUCTIONS ON THE BACK THEREOF

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)


STATE OF ILLINOIS,     )
                       ) ss.
COOK COUNTY            )

TO MICHAEL J. HOWLETT, Secretary of State


The undersigned,

                                                   Address
Name                Number   Street                City        State
------------------------------------------------------------------------------
James A. Parker     208      S. LaSalle Street,    Chicago,    Illinois 60604

being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation hereby incorporated is: Playboy Franchising, Inc.

                                   ARTICLE TWO

The ADDRESS of its initial registered office in the State of Illinois is:
919 N. Michigan Ave., in the City of Chicago (60611) County of Cook and the NAME of its initial Registered Agent at SAID address is: William H. Klein.

                                  ARTICLE THREE

The duration of the corporation is:    Perpetual

                                  ARTICLE FOUR

          The purpose or purposes for which the corporation is organized are:

          To apply for, secure, obtain, register, purchase, create, lease or otherwise acquire and to hold, use, own, operate and introduce, and to sell, assign, lease on royalty or otherwise dispose of, any trademarks, service marks and trade names, copyrights, labels and designs, letters patent, patent rights, patent applications, inventions, improvements, processes, formulas, and any licenses or grants with respect to any one or more of the foregoing; to use, exercise, develop, grant licenses and territorial rights in respect of, sell, or otherwise turn to account any such trademarks, service marks, trade names, copyrights, labels, designs, patents, applications, processes, formulas and inventions or the like, or any such property or rights, including the goodwill of any thereof; to supervise or otherwise exercise such control over its said licensees and the business conducted by them as may be agreed upon its contracts with such licensees for the protection of its rights, and to secure to it the payment of agreed royalties or other considerations; and to manufacture, buy, sell, or deal in any article produced as the result or through the use of, any such property or property interests, or any articles of any description used, or suitable to be used in connection therewith.

          Without limiting the foregoing purposes, to manufacture, buy, sell, lease, trade, distribute, perform all nature of services with respect to and generally deal in goods, wares and merchandise and to acquire, lease, own, use, convey and otherwise dispose of and deal in real property or any interest therein.

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is 10,000, divided into ONE classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

 Class     Series     Number of    Par value per share or statement that shares
          (If any)      Shares                are without par value
Common      None        10,000                     No par value

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

                                   ARTICLE SIX

          The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

 Class of shares     Number of shares            Total consideration to be
                                                     received therefor:
     Common                10                            $ 1,000.00
                                                         $

                                  ARTICLE SEVEN

          The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

          The number of directors to be elected at the first meeting of the shareholders is: three

                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $__________ PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $__________
PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $__________ PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of businss in the State of Illinois during the following year will be $__________

          NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

                                  /s/ James A. Parker
                                  -------------------------
                                  James A. Parker
                                  -------------------------

                                  -------------------------
                                                              Incorporators
                                  -------------------------   Signatures

                                  -------------------------

                                  -------------------------

                                  -------------------------

     NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS
                      ss.
Cook County

          I, Betty J. Daum, a Notary Public, do hereby certify that on the 1st day of Nov., 1976 James A. Parker personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.


[SEAL]                           /s/ Betty J. Daum
                                 ----------------------------------
                                       Notary Public

                                          JIM EDGAR
                                      SECRETARY OF STATE
                                      STATE OF ILLINOIS

                                    ARTICLES OF AMENDMENT


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adtopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE      The name of the corporation is Playboy Franchising, Inc.
                                                                        (NOTE 1)

ARTICLE TWO      The following amendment of the Articles of Incorporation was adopted on November 11, 1988 in the manner dictated below. ("X" one box only.)

             / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected, or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (NOTE 2)

             / / By a majority of the board of directors, in accordance with
                 Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (NOTE 3)

             / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (NOTE 4)

             / / By the shareholders, in accordance with Sections 10.20 and
                 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (NOTE 4)

             /X/ By the shareholders, in accordance with Sections 10.20 and
                 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders to vote on the amendment.
                                                                        (NOTE 4)

                      (INSERT AMENDMENT)          SEE PAGE 2

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

                                    NO CHANGE
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                     PAGE 2
                                   RESOLUTION

          "RESOLVED, that the Certificate of Incorporation of the Corporation be amended by deleting Article 4., and inserting in lieu thereof a new Article 4. which Article shall read in its entirety as follows:

          4. The purpose or purposes for which the Corporation is organized are for the transaction of any and all lawful business or purposes for which corporations may be incorporated under the Illinois Business Corporation Law of 1983."

ARTICLE THREE  The manner in which any exchange reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                    No Change

ARTICLE FOUR   (a) The manner in which said attachment affects a
               change to the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                    No Change

               (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment as follows:
               (IF NOT APPLICABLE, INSERT "NO CHANGE")

                    No Change

                                             Before Amendment    After Amendment
                         Paid-in Capital     $________________   $______________

                       (COMPLETE EITHER ITEM 1 OR 2 BELOW)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated November 11, 1988                         PLAYBOY FRANCHISING, INC.
                                                --------------------------------
                                                   (EXACT NAME OF CORPORATION)

                                                by    /s/ James P. Radtke
                                                   -----------------------------
attested by    /s/ Howard Shapiro                    (SIGNATURE OF PRESIDENT)
            --------------------------------
        (SIGNATURE OF ASSISTANT SECRETARY)
                                                James P. Radtke - President
                      Vice President &          --------------------------------
      Howard Shapiro, Assistant Secretary        (TYPE OR PRINT NAME AND TITLE)
      --------------------------------------
          (TYPE OR PRINT NAME AND TITLE)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated_________________, 19____

___________________________________         ____________________________________

___________________________________         ____________________________________

___________________________________         ____________________________________

___________________________________         ____________________________________

                                          JIM EDGAR
                                      SECRETARY OF STATE
                                      STATE OF ILLINOIS

                                    ARTICLES OF AMENDMENT


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE     The name of the corporation is PLAYBOY FRANCHISING, INC.
                                                                        (NOTE 1)

ARTICLE TWO     The following amendment of the Articles of Incorporation was adopted on October 12, 1993 in the manner dictated below ("X" one box only)

            / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected, or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment.
                                                                        (NOTE 2)

            / / By a majority of the board of directors, in accordance with
                Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment.
                                                                        (NOTE 3)

            / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment.
                                                                        (NOTE 4)

            / / By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with 7.10.
                                                                        (NOTE 4)

            /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders to vote on the amendment.
                                                                        (NOTE 3)

                      (INSERT AMENDMENT)        See page 2

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS: RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

                            GODDESS PRODUCTIONS, INC.
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                     PAGE 2
                                   RESOLUTION

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending Article 1., which Article shall read in its entirety as follows:

          "1. The name of the Corporation is Goddess Productions, Inc."

ARTICLE THREE  The manner in which any exchange reclassification or cancellation of issued shares or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment is as follows:
               (IF NOT APPLICABLE, INSERT "NO CHANGE.")

                     NO CHANGE

ARTICLE FOUR   (a) The manner in which said attachment affects a change to the amount of paid-in capital (Paid-in Capital replaces the terms
               Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO
               CHANGE.")

                     NO CHANGE

               (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment as follows:
               (IF NOT APPLICABLE, INSERT "NO CHANGE.")

                     NO CHANGE

                                      Before Amendment     After Amendment
                        Paid-in       $________________    $_________________
                        Capital

                       (COMPLETE EITHER ITEM 1 OR 2 BELOW)

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Date October 12, 1993                           GODDESS PRODUCTIONS, INC.
                                                ------------------------------------------------
                                                (EXACT NAME OF CORPORATION AT DATE OF EXECUTION)
                                                by        /s/ David Chemerow
                                                   ---------------------------------------------
attested by     /s/ Howard Shapiro                           (SIGNATURE OF PRESIDENT)
            --------------------------------
     (SIGNATURE OF ASSISTANT SECRETARY)
        Howard Shapiro, Vice President &            David Chemerow - President & Asst.
        ------------------------------------        ----------------------------------
        Asst. Secretary                             Treasurer
        ---------------                             ----------------------------------
             (TYPE OR PRINT NAME AND TITLE)           (TYPE OR PRINT NAME AND TITLE)

(2) If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

Dated__________________, 19____

___________________________________         ____________________________________

___________________________________         ____________________________________

___________________________________         ____________________________________

___________________________________         ____________________________________

                                 STATEMENT OF CHANGE
                                 OF REGISTERED AGENT
                                 AND/OR REGISTERED
                                 OFFICE


1. CORPORATE NAME: GODDESS PRODUCTIONS, INC.
2. STATE OR COUNTRY OF INCORPORATION: ILLINOIS
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):
       Registered Agent The Prentice-Hall Corporation System, Inc.
                        FIRST NAME   MIDDLE NAME    LAST NAME

       Registered Office 33 North LaSalle Street
                         NUMBER   STREET     SUITE NO. (A.P.O. BOX ALONE IS NOT
                                                            ACCEPTABLE)
                         Chicago, Il 60602           Cook
                         CITY     ZIP CODE          COUNTY

4. Name and address of registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):
       Registered Agent C T Corporation System
                        FIRST NAME MIDDLE NAME LAST NAME
        Registered Office C/O C T Corporation System, 208 S. La Salle Street
                          NUMBER   STREET     SUITE NO. (A.P.O. BOX ALONE IS NOT
                                                               ACCEPTABLE)
                          CHICAGO 60604     COOK
                          CITY   ZIP CODE  COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6. The above was authorized by: ("X" one box only)
   a.  / / By resolution duly adopted by the board of directors.     (NOTE 5)
   b.  / / By action of the registered agent.                        (NOTE 6)
NOTE: when the registered agent changes, the signatures of both President and Secretary are required.

7. (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)
   The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated May 20 1994                                    GODDESS PRODUCTIONS, INC.
                                                       (Exact Name of Corporation)
attested by /s/ Irma Villarreal                      by /s/ Howard Shapiro
   (Signature of Secretary or Assistant Secretary)     (Signature of President or Vice President)
   Irma Villarreal, Secretary                          Howard Shapiro, Vice President

(If change of registered office by registered agent, sign here. See Note 5)
   The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated:                1994
      ----------------             -------------------------------------------
                                   (Signature of Registered Agent of Record)

                                  ARTICLES OF AMENDMENT


1.   CORPORATE NAME: Goddess Production, Inc.
                                               (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:
          The following amendment of the Articles of Incorporation was adopted on 9/1 1994 in the manner indicated below. ("X" one box only)

     / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment.
                                                                        (Note 2)
     / /  By a majority of the board of directors, in accordance with
          Section 10.15, shares having been issued but shareholder action not being required for the adoption of this amendment.
                                                                        (Note 3)
     / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                        (Note 4)
     /X/ By the shareholders, in accordance with Section 10.20 and 7.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 4)
3.   TEXT OF AMENDMENT:
     (a) When amendment effects a name change, inset the new corporate name below. Use Page 2 for all other amendments. Article I: The name of the corporation is:

               Cameo Films, Inc.
--------------------------------------------------------------------------------
                         (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                TEXT OF AMENDMENT

     (b) (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE)

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending Article 1., which Article shall read in its entirety as follows:

          "1.  The name of the Corporation is Cameo Films, Inc."

4. The manner, if not set forth in Article 3b, in which any exchange reclassification or cancellation of issued shares, or a reduction or the number of issued shares of that class, provided for or effected by this amendment, is a follows (IF NOT APPLICABLE, INSERT "NO CHANGE")

     No change

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, "NO CHANGE")

     no change

                                Before Amendment             After Amendment

                    Paid-in-Capital $_________               $___________

                       (COMPLETE EITHER ITEM 6 OR 7 BELOW)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated September 30, 1994                               CAMEO FILMS, INC.
                                                 -------------------------------
                                                   (EXACTNNAME OF CORPORATION)
attested by    /s/ Irma Villarreal               by   /s/ Howard Sharpiro
            -----------------------------           ----------------------------
            (SIGNATURE OF SECRETARY)              (SIGNATURE OF VICE PRESIDENT)
                                                  Howard Shapiro, Vice President
                                                  ------------------------------
                Irma Villarreal, Secretary
            ----------------------------------
              (TYPE OR PRINT NAME AND TITLE)      (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated________________, 19____

_________________________________          _____________________________________

_________________________________          _____________________________________

_________________________________          _____________________________________

_________________________________          _____________________________________

                                  ARTICLES OF AMENDMENT
                                                           File # 5102-271-8

1.   CORPORATE NAME: CAMEO FILMS, INC..
                                                (Note 1)
2.   MANNER OF ADOPTION OF AMENDMENT:
          The following amendment of the Articles of Incorporation was adopted
          on  as of October 26, 1999                                           1
                   (Month & Day) (Year)
          in the manner indicated below. ("X" one box only)

     / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)

     / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of this amendment.
                                                                        (Note 3)

     /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)

     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                                     (Notes 4&5)

     / / By the shareholders, in accordance with Section 10.20 and 7.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)

3.   TEXT OF AMENDMENT:
     (a) When amendment effects a name change, inset the new corporate name below. Use Page 2 for all other amendments. Article I: The name of the corporation is:

                   INDIGO ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                                (NEW NAME)

                  All changes othr than name, include on page 2
                                     (over)

     (b) (IF AMENDMENT AFFECTS THE CORPORATE PURPOSE, THE AMENDED PURPOSE IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. IF THERE IS NOT SUFFICIENT SPACE TO DO SO, ADD ONE OR MORE SHEETS OF THIS SIZE)

                    N/A

4. The manner, if not set forth in Article 3b, in which any exchange reclassification or cancellation of issued shares, or a reduction or the number of issued shares of that class, provided for or effected by this amendment, is a follows (IF NOT APPLICABLE, INSERT "NO CHANGE")

                    N/A

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

                    N/A

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, "NO CHANGE")

                                 Before Amendment      After Amendment

                Paid-in-Capital  $______________       $______________

    (COMPLETE EITHER ITEM 6 OR 7 BELOW. ALL SIGNATURES MUST BE IN BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated October 26,   1999                                INDIGO ENTERTAINMENT, INC.
     (Month & Day) (Year)                           ------------------------------------
                                                    (EXACTNAME OF CORPORATION AT DATE OF
                                                                    EXECUTION)
attested by     /s/ Robert Campbell                 by       /s/ Howard Sharpiro
            ----------------------------               ----------------------------------
            (SIGNATURE OF SECRETARY OR                  (SIGNATURE OF VICE PRESIDENT)
              ASSISTANT SECRETARY)

             Robert Campbell, Assistant Secretary    Howard Shapiro, Vice President & Secretary
            --------------------------------------  --------------------------------------------
                (TYPE OR PRINT NAME AND TITLE)             (TYPE OR PRINT NAME AND TITLE)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

     Dated______________, ____
           (Month & Day)  (Year)

_________________________________          _____________________________________

_________________________________          _____________________________________

_________________________________          _____________________________________

_________________________________          _____________________________________

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